FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Accredited	917	156,660,936.47	100.00	7.904	615	90.03

Total:	917	156,660,936.47	100.00	7.904	615	90.03

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.501 - 6.000	10	3,608,974.19	2.30	5.920	736	85.90
6.001 - 6.500	23	6,052,623.50	3.86	6.349	689	87.35
6.501 - 7.000	68	14,021,704.23	8.95	6.893	646	88.32
7.001 - 7.500	135	28,621,394.61	18.27	7.365	635	89.41
7.501 - 8.000	273	47,145,494.27	30.09	7.841	615	90.49
8.001 - 8.500	162	24,038,080.11	15.34	8.341	595	90.90
8.501 - 9.000	171	23,482,909.80	14.99	8.840	571	91.19
9.001 - 9.500	38	4,724,132.41	3.02	9.303	581	90.31
9.501 - 10.000	31	4,437,280.22	2.83	9.822	570	90.61
10.001 - 10.500	3	355,286.32	0.23	10.398	546	86.86
10.501 - 11.000	2	126,288.34	0.08	10.790	515	89.16
13.501 - 14.000	1	46,768.47	0.03	13.999	535	90.00

Total:	917	156,660,936.47	100.00	7.904	615	90.03

Min: 5.750
Max: 13.999
Weighted Average: 7.904

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	14	623,827.01	0.40	8.607	625	87.91
50,000.01 - 100,000.00	241	18,940,642.87	12.09	8.336	604	91.62
100,000.01 - 150,000.00	243	30,082,701.08	19.20	8.136	601	91.22
150,000.01 - 200,000.00	171	29,316,116.06	18.71	7.960	610	90.68
200,000.01 - 250,000.00	80	17,875,186.01	11.41	7.919	607	89.62
250,000.01 - 300,000.00	57	15,531,927.26	9.91	7.910	618	89.43
300,000.01 - 350,000.00	41	13,265,602.20	8.47	7.674	623	88.87
350,000.01 - 400,000.00	21	7,891,815.62	5.04	7.506	643	88.00
400,000.01 - 450,000.00	21	8,904,111.32	5.68	7.538	632	88.55
450,000.01 - 500,000.00	14	6,719,936.23	4.29	7.477	643	89.39
500,000.01 - 550,000.00	11	5,790,849.67	3.70	6.915	665	88.54
550,000.01 - 600,000.00	3	1,718,221.14	1.10	8.155	565	84.22

Total:	917	156,660,936.47	100.00	7.904	615	90.03

Min: $21,108.35
Max: $598,621.88
Average: $170,840.72

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	619	110,978,929.97	70.84	7.978	606	89.69
Fixed 30 yr	172	24,688,659.05	15.76	7.706	640	90.02
ARM 2/28 — IO	30	7,415,383.89	4.73	7.239	645	90.49
ARM 3/27	48	6,683,680.09	4.27	8.410	605	95.58
ARM 5/25	12	1,972,399.80	1.26	7.950	639	92.77
Fixed 15 yr	17	1,162,100.86	0.74	8.301	605	86.31
Fixed 20 yr	8	882,556.84	0.56	8.208	611	90.45
Fixed 30 yr — IO	3	788,150.00	0.50	6.536	687	86.28
6 Month ARM	2	748,142.98	0.48	6.995	656	85.81
ARM 5/25 - IO	3	681,000.00	0.43	7.289	664	92.12
ARM 3/27 - IO	3	659,932.99	0.42	7.195	651	90.37

Total:	917	156,660,936.47	100.00	7.904	615	90.03

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	717	129,139,469.72	82.43	7.944	610	90.08
Fixed	200	27,521,466.75	17.57	7.714	639	89.77

Total:	917	156,660,936.47	100.00	7.904	615	90.03

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	32	6,661,032.14	4.25	8.076	605	89.60
3	701	121,054,277.96	77.27	7.851	614	89.53
4	161	25,586,860.93	16.33	8.077	623	91.98
5	23	3,358,765.44	2.14	8.144	620	94.05

Total:	917	156,660,936.47	100.00	7.904	615	90.03

Min: 2
Max: 5
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	917	156,660,936.47	100.00	7.904	615	90.03

Total:	917	156,660,936.47	100.00	7.904	615	90.03

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

80.01 - 85.00	272	48,867,126.78	31.19	7.660	616	84.63
85.01 - 90.00	375	69,375,584.86	44.28	8.017	607	89.60
90.01 - 95.00	102	16,054,504.91	10.25	7.831	632	94.67
95.01 - 100.00	168	22,363,719.92	14.28	8.141	627	99.82

Total:	917	156,660,936.47	100.00	7.904	615	90.03

Min: 80.25
Max: 100.00
Weighted Average: 90.03

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 524	88	12,987,635.52	8.29	8.590	511	87.64
525 - 549	121	18,083,307.98	11.54	8.319	537	87.98
550 - 574	108	17,483,585.97	11.16	8.283	564	90.79
575 - 599	116	19,144,410.48	12.22	8.105	587	91.39
600 - 624	130	23,371,566.63	14.92	7.897	613	91.40
625 - 649	106	18,519,371.27	11.82	7.740	636	90.96
650 - 674	91	16,790,483.57	10.72	7.559	662	89.28
675 - 699	67	12,600,023.60	8.04	7.454	687	89.89
700 - 724	39	7,370,730.45	4.70	7.338	711	89.59
725 - 749	27	5,267,427.52	3.36	7.289	738	91.15
750 - 774	16	3,330,042.67	2.13	7.085	762	87.82
775 - 799	6	946,019.63	0.60	7.269	783	92.34
800 - 824	2	766,331.18	0.49	5.931	803	85.00

Total:	917	156,660,936.47	100.00	7.904	615	90.03

Min: 500
Max: 803
NZ Weighted Average: 615

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	581	101,516,697.71	64.80	7.795	602	89.24
Purchase	315	52,301,501.31	33.39	8.102	641	91.58
Rate/Term Refinance	21	2,842,737.45	1.81	8.153	598	89.73

Total:	917	156,660,936.47	100.00	7.904	615	90.03

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	688	107,820,874.63	68.82	7.911	605	90.11
PUD	91	19,117,463.34	12.20	8.122	613	89.67
Duplex	47	12,364,148.88	7.89	7.533	649	88.75
Condo	63	10,481,515.80	6.69	8.013	640	92.08
3-4 Family	18	4,956,196.32	3.16	7.584	684	88.63
Townhouse	10	1,920,737.50	1.23	7.966	639	89.74

Total:	917	156,660,936.47	100.00	7.904	615	90.03

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	619	91,849,180.16	58.63	8.030	594	91.82
Stated	269	59,336,620.48	37.88	7.700	647	87.23
12 mo. Bank Statements	28	4,990,746.48	3.19	8.084	616	90.17
6 mo. Bank Statements	1	484,389.35	0.31	6.990	674	90.00

Total:	917	156,660,936.47	100.00	7.904	615	90.03

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	784	134,017,956.17	85.55	7.916	602	90.09
Non-Owner Occupied	117	19,185,721.18	12.25	7.890	690	89.48
Second Home	16	3,457,259.12	2.21	7.532	686	90.57

Total:	917	156,660,936.47	100.00	7.904	615	90.03

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	50	5,041,737.67	3.22	8.439	607	91.87
Arizona	11	2,079,376.34	1.33	7.852	648	89.67
Arkansas	9	903,377.20	0.58	8.627	573	91.30
California	62	18,859,263.03	12.04	7.499	628	88.42
Colorado	12	1,943,500.90	1.24	7.768	584	88.51
Connecticut	19	3,417,917.13	2.18	7.682	619	87.97
Delaware	3	684,209.68	0.44	7.718	546	89.93
Florida	122	20,605,659.79	13.15	7.981	633	90.37
Georgia	52	7,269,116.99	4.64	8.234	588	90.67
Hawaii	3	638,014.34	0.41	7.019	632	86.16
Idaho	5	522,546.46	0.33	8.220	641	86.33
Illinois	63	11,738,420.46	7.49	7.882	597	88.58
Indiana	36	4,760,105.07	3.04	8.287	578	91.48
Iowa	5	632,193.82	0.40	8.139	559	87.46
Kansas	7	740,793.61	0.47	8.293	598	86.79
Kentucky	16	1,780,257.50	1.14	8.463	562	94.28
Louisiana	9	1,017,406.66	0.65	8.423	629	93.81
Maine	3	414,663.00	0.26	8.730	567	98.74
Maryland	22	4,546,036.18	2.90	8.097	597	90.11
Massachusetts	10	2,627,159.17	1.68	7.398	628	87.35
Michigan	29	4,389,844.62	2.80	8.114	604	90.63
Minnesota	5	1,265,492.26	0.81	8.071	600	89.60
Mississippi	4	680,513.16	0.43	8.033	628	98.10
Missouri	29	3,211,451.89	2.05	8.354	573	90.53
Nebraska	6	449,229.45	0.29	8.653	583	95.46
Nevada	18	3,304,058.27	2.11	7.638	632	88.36
New Hampshire	1	190,899.21	0.12	8.490	501	85.00
New Jersey	31	7,669,566.27	4.90	7.769	653	90.85
New Mexico	6	808,267.71	0.52	8.738	581	88.11
New York	41	12,255,503.14	7.82	7.237	638	87.60
North Carolina	17	2,409,532.06	1.54	8.917	585	90.62
North Dakota	1	53,511.16	0.03	7.599	600	90.00
Ohio	65	9,259,575.98	5.91	7.767	609	93.37
Oklahoma	10	848,798.22	0.54	7.253	645	95.10
Oregon	8	897,047.47	0.57	8.250	605	89.70
Pennsylvania	25	3,777,169.42	2.41	8.200	600	90.02
Rhode Island	2	461,530.74	0.29	6.500	630	87.43
South Carolina	9	1,013,240.84	0.65	8.680	565	89.71
South Dakota	1	91,791.37	0.06	8.875	616	100.00
Tennessee	16	1,627,724.48	1.04	8.441	635	94.98
Texas	23	2,324,509.39	1.48	8.162	633	91.26
Utah	6	750,740.19	0.48	8.190	612	96.76
Vermont	1	50,901.76	0.03	8.250	674	85.00
Virginia	28	4,768,449.08	3.04	8.238	615	89.44
Washington	12	3,377,727.00	2.16	7.605	620	89.28
Wisconsin	4	502,106.33	0.32	8.514	572	95.19

Total:	917	156,660,936.47	100.00	7.904	615	90.03

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	191	31,006,711.08	19.79	8.208	607	90.25
6	15	2,651,502.42	1.69	8.833	606	89.81
12	70	18,020,871.15	11.50	7.406	641	87.68
18	6	978,079.99	0.62	7.730	543	86.69
24	310	56,184,956.05	35.86	7.918	614	89.48
30	10	1,792,215.87	1.14	7.841	597	87.70
36	139	21,907,911.67	13.98	7.845	617	91.64
60	176	24,118,688.24	15.40	7.815	611	91.62

Total:	917	156,660,936.47	100.00	7.904	615	90.03

Loans with Penalty: 80.21

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.501 - 4.000	2	215,033.49	0.17	7.257	664	93.02
4.001 - 4.500	40	7,978,256.86	6.18	7.411	608	87.63
4.501 - 5.000	13	3,290,079.57	2.55	6.559	668	87.79
5.001 - 5.500	38	7,958,855.85	6.16	6.896	651	88.28
5.501 - 6.000	94	22,496,853.93	17.42	7.292	630	89.33
6.001 - 6.500	162	29,277,118.80	22.67	7.781	617	90.72
6.501 - 7.000	147	24,869,837.97	19.26	8.113	601	90.05
7.001 - 7.500	132	21,230,795.71	16.44	8.703	583	91.58
7.501 - 8.000	51	6,480,078.48	5.02	9.002	584	91.19
8.001 - 8.500	26	3,937,141.80	3.05	9.600	569	89.41
8.501 - 9.000	10	1,253,468.80	0.97	9.951	570	92.72
9.001 - 9.500	1	105,179.99	0.08	10.750	514	90.00
12.001 - 12.500	1	46,768.47	0.04	13.999	535	90.00

Total:	717	129,139,469.72	100.00	7.944	610	90.08

Min: 3.750
Max: 12.499
Weighted Average (>0): 6.469

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

12.501 - 13.000	5	1,938,552.32	1.50	6.378	675	85.16
13.001 - 13.500	11	3,134,012.56	2.43	6.380	669	87.36
13.501 - 14.000	50	10,589,376.58	8.20	6.886	647	88.52
14.001 - 14.500	114	25,253,678.75	19.56	7.365	632	89.56
14.501 - 15.000	229	41,133,546.84	31.85	7.839	613	90.37
15.001 - 15.500	123	20,247,343.65	15.68	8.343	593	90.62
15.501 - 16.000	130	19,338,441.74	14.97	8.843	571	91.33
16.001 - 16.500	27	3,339,292.09	2.59	9.332	572	89.81
16.501 - 17.000	24	3,765,602.62	2.92	9.767	573	90.66
17.001 - 17.500	2	247,674.11	0.19	10.462	537	88.77
17.501 - 18.000	1	105,179.99	0.08	10.750	514	90.00
20.501 - 21.000	1	46,768.47	0.04	13.999	535	90.00

Total:	717	129,139,469.72	100.00	7.944	610	90.08

Min: 12.990
Max: 20.999
Weighted Average (>0): 14.940

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.501 - 6.000	3	1,190,409.34	0.92	5.990	687	84.74
6.001 - 6.500	11	3,134,012.56	2.43	6.380	669	87.36
6.501 - 7.000	52	11,337,519.56	8.78	6.893	647	88.34
7.001 - 7.500	114	25,253,678.75	19.56	7.365	632	89.56
7.501 - 8.000	229	41,133,546.84	31.85	7.839	613	90.37
8.001 - 8.500	123	20,247,343.65	15.68	8.343	593	90.62
8.501 - 9.000	130	19,338,441.74	14.97	8.843	571	91.33
9.001 - 9.500	27	3,339,292.09	2.59	9.332	572	89.81
9.501 - 10.000	24	3,765,602.62	2.92	9.767	573	90.66
10.001 - 10.500	2	247,674.11	0.19	10.462	537	88.77
10.501 - 11.000	1	105,179.99	0.08	10.750	514	90.00
13.501 - 14.000	1	46,768.47	0.04	13.999	535	90.00

Total:	717	129,139,469.72	100.00	7.944	610	90.08

Min: 5.990
Max: 13.999
Weighted Average (>0): 7.946

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	4	1,058,461.43	0.82	7.428	630	89.97
1.500	713	128,081,008.29	99.18	7.949	610	90.08

Total:	717	129,139,469.72	100.00	7.944	610	90.08

Min: 1.000
Max: 1.500
Weighted Average (>0): 1.496

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	4	1,058,461.43	0.82	7.428	630	89.97
1.500	713	128,081,008.29	99.18	7.949	610	90.08

Total:	717	129,139,469.72	100.00	7.944	610	90.08

Min: 1.000
Max: 1.500
Weighted Average (>0): 1.496

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Coverage	917	156,660,936.47	100.00	7.904	615	90.03

Total:	917	156,660,936.47	100.00	7.904	615	90.03

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.